ORRSTOWN
Financial Services, Inc.

Annual Shareholders Meeting

May 5, 2026

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, predictions or projections about events or the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity and cost savings initiatives and continued reductions in risk assets or mitigation of losses in the future. Factors which could cause the actual results of the Company's operations to differ materially from expectations include those detailed in our Annual Report on Form 10-K for the year ended December 31, 2025 under the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in subsequent filings made with the Securities and Exchange Commission.

The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company disclaims any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

The review period for subsequent events extends up to and includes the filing date of a public company's financial statements, when filed with the Securities and Exchange Commission. Accordingly, the consolidated financial information presented in this announcement is subject to change. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only and are not forecasts and may not reflect actual results.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, please refer to the GAAP- Non-GAAP reconciliation.

Rules of Conduct

In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc., we ask you to honor the following rules of procedure:

- ✓ Shareholders who are attending via webcast can submit questions during the meeting and those questions will be addressed prior to adjournment. Shareholders also had the opportunity to pose questions before the meeting via email.

- ✓ Shareholders who are attending through an audio only (phone) line do not have the ability to ask questions.

- ✓ Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company. Additional questions can be submitted to ir@orrstown.com.

Board of Directors


Joel R. Zullinger


Thomas R. Quinn, Jr.


Barbara E. Brobst


Sarah M. Brown


Brian D. Brunner


Scott V. Fainor


John W. Giambalvo, Esq.


Cindy J. Joiner, CPA


Mark K. Keller


J. Rodney Messick


Michael J. Rice


Eric A. Segal


Glenn W. Snoke

Conduct Meeting Business

Joel R. Zullinger
Chairman of the Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Right People, Aligned for Success

Name	Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr.	*President & CEO*	35 years	2009
Adam L. Metz	*SEVP/Chief Operating Officer*	31 years	2016
Neelesh Kalani	*EVP/Chief Financial Officer*	21 years	2020
Matthew D. Alpert	*EVP/Chief Wealth Officer*	35 years	2026
David M. Chajkowski	*EVP/Chief Credit Officer*	23 years	2016
Benjamin H. Colvard IV	*EVP/Chief Operations Officer*	16 years	2025
Robert G. Coradi	*EVP/Chief Risk Officer*	37 years	2012
Amy L. Doll	*EVP/Chief Administration Officer*	25 years	2024
Matthew Dyckman	*EVP/General Counsel*	28 years	2021
Philip E. Fague	*EVP/Trust and Wealth Management*	37 years	1988
Jeffrey S. Gayman	*EVP/Mortgage & Retail Banking*	29 years	1996
Joshua D. Hocker	*EVP/Market President*	20 years	2019
Christopher D. Holt	*EVP/Market President*	36 Years	2019
David T. Hornberger	*EVP/Market President*	39 years	2016
Michael E. Jaeger	*EVP/Chief Experience Officer*	23 years	2015
Zachary M. Khuri	*EVP/Chief Revenue Officer*	20 years	2019
Heather K. Knisely	*EVP/Chief Human Resources Officer*	28 years	2018
Christopher J. Orr	*EVP/Chief Information Officer*	13 years	2025

Significant Experience

- Average **28 years of banking experience**, from a diverse mix of money center and large regional banks, community banks and developed internally.
- **Mergers and Acquisitions** have been a key source of additional talent.
- **Mix of newer and more seasoned employees** brings **diverse** experience and viewpoints.
- **Talent and talent management** have contributed significantly to our growth and to our success.

Corporate Overview

Financial Highlights [1]

$5.5B Assets	$4.0B Loans	$4.5B Deposits	4.04% NIM
1.53% ROAA	15.13% ROAE	58.2% Efficiency Ratio	20.8% Fee Income / Op. Revenue

Franchise Overview

- **Founded in 1919**
- **Established track record of profitable growth**
- **43 full and limited-service branches**
- **No. of Employees: 652**
- **Assets Under Management (AUM): $3.1 billion**
- **Common Shares Outstanding: 19.5MM**
- **Tangible Book Value per Common Share: $25.21**



PA
Lebanon
Harrisburg
Carlisle
Chambersburg
York
Lancaster
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

1 - Financial data at or for the year ended December 31, 2025. Certain financial data has been adjusted for merger related expenses. Please refer to the GAAP – Non-GAAP reconciliation.

Strong Geographically Diverse Markets



Central Region
Franklin & Cumberland
Defend Market Share
Harrisburg & West Shore
Growth Market
PA
Eastern Region
Lancaster / Berks
Growth Market
Lebanon
Harrisburg
Carlisle
Lancaster
Chambersburg
York
York/Adams Region
York County
Adams County
Growth Market
MD
Baltimore
Annapolis
Maryland Region
Greater Baltimore
Growth Market
ORRF Branches
ORRF Headquarters

Geographic Focus Driven by Relationship Banking Model

- ✓ Four geographic regions:
  - Central PA Region
  - Eastern PA Region
  - York / Adams PA Region
  - Maryland Region
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

Track Record of Profitable Growth and Successful Acquisitions


ROAA 0.76%
ROAA 1.00%
ROAA 1.14%
ROAA[1] 1.22%
ROAA[1] 1.22%
ROAA[1] 1.30%
ROAA[1] 1.53%
$2.4 B
$2.8 B
$2.8 B
$2.9 B
$3.1 B
$5.4 B
$5.5 B
2019
2020
2021
2022
2023
2024
2025
Total Assets

2018 → **2019** → **2024**

2018 – Acquired First Community Bank of Mercersburg

First Community Bank Of Mercersburg

Assets: $184MM

2019 – Acquired Hamilton Bancorp

Hamilton Bancorp, Inc.

Assets: $525MM

2024 – Merged with Codorus Valley Bancorp, Inc.

Codorus Valley Bancorp, Inc.

Assets: $2.2B

1 - Non-GAAP adjustments for certain charges. Please refer to the GAAP – Non-GAAP reconciliation.

2025 Year in Review

- **7th consecutive year of record core earnings**
- **Reported the highest annual net income in the Company's history**
  - ✓ Net Income, adjusted for merger-related charges was $82.9 million[1]
  - ✓ Diluted EPS, as adjusted, of $4.28[1]
  - ✓ Achieved an adjusted ROAA and ROAE of 1.53%[1] and 15.13%[1] respectively
  - ✓ Expanded the net interest margin due to disciplined pricing strategies
  - ✓ Asset quality metrics remained strong and at the top of our peer group
  - ✓ Fully recognized expense saves anticipated from the merger with Codorus Valley Bancorp, Inc.
  - ✓ Enhanced post-merger capital ratios at a quicker pace than projected
  - ✓ Made strategic investments in talent and technology during the year and expect to see a return on that investment in the coming years
- **Overall, we demonstrated our ability to maintain a net interest margin near the top of peers, enhance fee income, and create efficiencies while undergoing substantial integration and conversion efforts**

1 - Non-GAAP adjustments for merger-related charges. Please refer to the appendix for additional information.

Dividend Trend


Dividend By Quarter
$0.32
$0.30
$0.28
$0.26
$0.24
$0.22
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
329%
INCREASE
$0.30
$0.07
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43
MAY 2015
Dec 2025


Dividend By Year
17%
CAGR
$0.22
$0.35
$0.42
$0.51
$0.60
$0.68
$0.74
$0.76
$0.80
$0.86
$1.06
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

- Paid consecutive quarterly dividends since May 2015
- Dividend has increased 14 times over the last 43 quarters; 329% increase
- Annual growth rate of dividend since 2015 is 17%
- It remains our goal to reward shareholders through dividends and shareholder value accretion

Financial Report

Neil Kalani
Chief Financial Officer

2025 Financial Highlights

- **Adjusted Net Income $82.9[1] million / Diluted EPS of $4.28[1]**
  - Achieved the highest reported annual net income in the Company's history
  - Inclusive of merger related expenses, Net Income was $80.9 million or $4.18 diluted EPS

- **Net Interest Income Increased by $44.5 million or 29%**
  - Net interest margin expanded by 12 basis points to 4.04% in 2025
  - Cost of interest-bearing liabilities decreased by 24 basis points to 2.67%
  - Yields on interest earning assets decreased by 13 basis points to 6.13%
  - Margin components impacted by economic rate adjustments in 2025

- **Financial Ratios Remain Strong**
  - Efficiency Ratio – 58.2%[1]
  - Return on Average Assets - 1.53%[1]
  - Return on Average Equity – 15.13%[1]
  - Capital Ratios – continue to be "Well Capitalized"

1 - Non-GAAP adjustments for merger-related charges. Please refer to the appendix for additional information.

2025 Financial Highlights

- **Loans – Grew by $90 million or 2.3%**
  - Commercial loan growth - $31 million or 1.0%
  - Consumer loan growth - $59 million or 7.5%
  - Commercial production was moderate in the first half of 2025, as we focused on reinforcing the risk profile of the portfolio
  - Production increased in the second half of the year generating annualized growth of 4.0%
  - Pipeline remains strong and we are confident in the ability of our bankers to responsibly grow the portfolio
- **Deposits – Declined by $94 million or 2.0%**
  - Time deposits decreased $91 million due to maturity of higher yielding promotional balances.
  - Loan-to-Deposit Ratio - 89%
  - Core Deposits to Total Deposits – 80%
- **Credit Quality Remains Strong**
  - Allowance for Credit Losses to Total Loans Ratio – 1.19%
  - Net Charge-Offs - $1.1 million, or three basis points, of total average loans
  - Non-Performing Assets to Total Assets - 0.51%

Enhanced Profitability Levels

Earnings Growth [1]



$4.28
$3.76
$3.51
$3.25
$2.96
$82.9
$56.1
$36.6
$34.8
$32.9
2021
2022
2023
2024
2025
Net Income ($ in millions)
Diluted EPS

26%

Net Income CAGR

10%

Diluted EPS CAGR

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information.

Return on Average Assets & Equity [1]



12.54%
14.25%
15.06%
14.29%
15.13%
1.14%
1.22%
1.22%
1.30%
1.53%
2021
2022
2023
2024
2025
ROAE
ROAA

Net Interest Income and Net Interest Margin



3.25%
3.81%
3.80%
3.92%
4.04%
$87.0
$99.6
$104.9
$155.3
$199.8
2021
2022
2023
2024
2025
Net Interest Income ($ in millions)
Net Interest Margin

Loan Growth

Loans ($ in millions)[1]



$1,980
$383
$190
$1,407
$2,151
$431
$1,721
$2,298
$468
$1,831
$3,931
$788
$3,143
$4,021
$848
$3,173
2021
2022
2023
2024
2025
Commercial Loans
PPP Loans
Consumer Loans

19%

Total Gross Loans CAGR

23%

Commercial Loans CAGR

4Q25 Loan Composition [1]



Non-owner occupied CRE 31%
Agricultural 3%
Multi-family 6%
Non-owner occupied residential 4%
Commercial & industrial 13%
Residential mortgage 21%
Acquisition & development 6%
Owner occupied CRE 16%
Yield on Loans: 6.42% 2

Total Loans: $4.0 billion

1 - Financial data as of December 31, 2025.

2 – Yield on Loans represents three months ending December 31, 2025.

Grow Core Deposits

Deposits ($ in millions)[1]



$2,465
$302
$2,163
$2,476
$251
$2,225
$2,559
$407
$2,152
$4,623
$993
$3,630
$4,529
$902
$3,627
2021
2022
2023
2024
2025
Core Deposits
Time Deposits

16%
Total Deposit CAGR

14%
Total Core Deposit CAGR

4Q25 Deposit Composition [1]

Total Deposits: $4.5B



Cost of Deposits: 1.98% 2
Money Markets 29%
Interest DDA 26%
Savings 6%
Time Deposits 20%
Non-Interest DDA 19%

80% Core Deposits

89% Loan-to-Deposit Ratio

1 - Financial data as of December 31, 2025.
2 – Cost of Deposits represents three months ending December 31, 2025.

Diversified Revenue Streams

Focus on value added fee income:

- ✓ **Wealth Management & Advisory Services**
  - **$3.1 billion in AUM** ***(12/31/25)***
- ✓ **Mortgage Banking Income**
- ✓ **Swap Fees**
- ✓ **Treasury Management Services**
- ✓ **Merchant Services Income**
- ✓ **Card Interchange Income**

21%

2025 Fee Income / Operating Revenue

Non-Interest Income ($ in millions)



$29.2
$27.0
$25.7
$37.4
$52.3
2021
2022
2023
2024
2025

2025 Non-Interest Income Breakout



6%
16%
21%
12%
4%
41%
Wealth management
Mortgage banking
Interchange income
Service charges
Swap Fees
Other income

Operational Efficiency

- Efficiency ratio declined from 63.8% for the year ended December 31, 2021 to 58.2% for the year ended December 31, 2025
- Average branch size - $105 million at December 31, 2025
- We remain focused on implementing processing efficiencies while optimizing results:
  - *Continue to cultivate an environment that values innovation and experimentation*
  - *Empower employees to think "out of the box"*
  - *Invest in AI-driven solutions across multiple platforms designed to further enhance efficiencies and service levels.*
  - *Streamline data flows to reduce duplication, latency and errors across departments*

Efficiency Ratio [1]



63.8%
62.9%
63.4%
62.5%
58.2%
2021
2022
2023
2024
2025

Deposits per Branch ($ in millions)



1.1x
$95
$113
$122
$103
$105
2021
2022
2023
2024
2025

1 - Non-GAAP adjustments for certain charges in 2022-25. Please refer to the GAAP- Non-GAAP reconciliation.

Summary Financial Overview

$ in millions (except per share data)	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025	CAGR 1 Year	CAGR 5 Years
Assets	**$2,835**	**$2,922**	**$3,064**	**$5,442**	**$5,542**	**2%**	**14%**
Total Gross Loans	**1,989**	**2,162**	**2,304**	**3,938**	**4,027**	**2%**	**15%**
C&I Loans	739	686	751	1,240	1,281	3%	12%
CRE Loans	857	1,035	1,080	1,903	1,892	-1%	17%
Total Commercial Loans	**1,597**	**1,721**	**1,831**	**3,143**	**3,173**	**1%**	**15%**
Total Deposits	**2,465**	**2,476**	**2,559**	**4,623**	**4,529**	**-2%**	**13%**
Non-interest DDA	553	502	431	899	871	-3%	10%
Interest DDA	903	987	1,001	1,150	1,169	2%	5%
Money Market & Savings	707	736	721	1,581	1,587	0%	18%
Total Core Deposits	**2,163**	**2,225**	**2,152**	**3,630**	**3,627**	**0%**	**11%**
Certificates of Deposit	302	251	407	993	902	-9%	24%
Trading Price	$25.20	$23.16	$29.50	$36.61	$35.42	-3%	7%
Tangible Book Value Per Share[1]	22.32	19.47	23.03	21.19	25.21	19%	2%
Diluted Earnings Per Share[1]	2.96	3.25	3.51	3.76	4.28	14%	8%
Dividend/Share	0.74	0.76	0.80	0.86	1.06	23%	7%
Market Capitalization	282	247	313.07	710	691	-3%	20%
Efficiency Ratio[1]	64%	63%	63%	63%	58%	-7%	-2%

1 - Non-GAAP adjustments for certain charges. Please refer to the appendix for additional information..

Areas of Focus in 2026

Adam L. Metz

Chief Operating Officer

2026 Strategic Focus

1. Disciplined Capital Allocation and Balance Sheet Optimization
2. Risk Management and Organizational Resilience
3. Sustainable Growth in Core Banking
4. Operational Excellence
5. Technology, Data and Innovation
6. Strategic Positioning and Franchise Expansion

Conduct Meeting Business

Joel R. Zullinger

Chairman of the Board

2026 Annual Shareholder Meeting

Thank You for Being a Loyal Shareholder

Appendix

<u>Reconciliation of Non-GAAP Measures to GAAP Results</u>

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain “non-GAAP” financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other “non-GAAP” financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value per common share, fee income to operating revenue, adjusted net income, adjusted diluted EPS, adjusted ROAA, adjusted ROAE and adjusted efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure included in this presentation together with its most directly comparable GAAP based measure.

Non-GAAP Financial Measure Reconciliation

Net Income / Diluted EPS / Ratios	2021	2022	2023	2024	2025
(Presented In Millions except for Diluted EPS)					
Average Assets	$ 2,894.8	$ 2,894.8	$ 2,999.5	$ 4,321.5	$ 5,431.7
Average Equity	262.2	244.3	243.3	392.3	547.7
Net Income (GAAP)	**$ 32.9**	**$ 22.0**	**$ 35.7**	**$ 22.1**	**$ 80.9**
Add Litigation Settlement	$ -	$ 13.0	$ -	$ 0.5	$ -
Add Restructuring Charge	-	3.2	-	-	-
Add Merger Related Expense	-	-	1.1	22.7	2.6
Add Executive Retierment Expenses	-	-	-	4.8	-
Add Provision for Credit Losses on Non-PCD Loans	-	-	-	15.5	-
Less Related Tax Effect	-	3.4	0.1	9.4	0.6
Adjusted Net Income (Non-GAAP)	**$ 32.9**	**$ 34.8**	**$ 36.6**	**$ 56.1**	**$ 82.9**
Diluted Shares	**11.1**	**10.7**	**10.4**	**14.9**	**19.4**
Diluted EPS (GAAP) [1]	**$ 2.96**	**$ 2.06**	**$ 3.42**	**$ 1.48**	**$ 4.18**
Adjusted Diluted EPS (Non-GAAP) [1]	**$ 2.96**	**$ 3.25**	**$ 3.51**	**$ 3.76**	**$ 4.28**
ROAA (GAAP) [1]	**1.14%**	**0.77%**	**1.19%**	**0.51%**	**1.49%**
Adjusted ROAA (Non-GAAP) [1]	**1.14%**	**1.22%**	**1.22%**	**1.30%**	**1.53%**
ROAE (GAAP) [1]	**12.54%**	**9.02%**	**14.66%**	**5.62%**	**14.76%**
Adjusted ROAE (Non-GAAP) [1]	**12.54%**	**14.25%**	**15.06%**	**14.29%**	**15.13%**

1 - Annualized

Non-GAAP Financial Measure Reconciliation

Efficiency Ratio (Non-GAAP)	2021	2022	2023	2024	2025
(Presented In Millions)					
Net Interest Income	$ 87.0	$ 99.6	$ 104.9	$ 155.3	$ 199.8
Plus Non-Interest Income	29.2	27.0	25.7	37.5	52.3
Total Revenue (A)	**$ 116.1**	**$ 126.6**	**$ 130.6**	**$ 192.7**	**$ 252.1**
Non-Interest Expense	$ 74.1	$ 95.8	$ 83.8	$ 148.3	$ 149.4
Less Litigation Settlement	-	(13.0)	-	(0.5)	-
Less Restructuring Charge	-	(3.2)	-	-	-
Less Merger Related Expense	-	-	(1.1)	(22.7)	(2.6)
Less Executive Retirement Expenses	-	-	-	(4.8)	-
Adjusted Non-Interest Expense (B)	**$ 74.1**	**$ 79.7**	**$ 82.8**	**$ 120.4**	**$ 146.8**
Adjusted Efficiency Ratio (B / A)	**63.8%**	**62.9%**	**63.4%**	**62.5%**	**58.2%**

Fee Income / Total Revenue Ratio (Non-GAAP)	2021	2022	2023	2024	2025
(Presented In Millions)					
Net Interest Income	$ 87.0	$ 99.6	$ 104.9	$ 155.3	$ 199.8
Plus Non-Interest Income (B)	29.2	27.0	25.7	37.4	52.3
Total Revenue (A)	**$ 116.1**	**$ 126.6**	**$ 130.6**	**$ 192.7**	**$ 252.1**
Fee Income / Total Revenue Ratio (B / A)	**25.1%**	**21.3%**	**19.6%**	**19.4%**	**20.8%**

Non-GAAP Financial Measure Reconciliation

Tangible Book Value (Non-GAAP)	2021	2022	2023	2024	2025
(Presented in Millions except for Tangible Book Value Per Share)					
Total Shareholders' Equity (GAAP)	$ 271.7	$ 228.9	$ 265.1	$ 516.7	$ 591.5
Less Goodwill	(18.7)	(18.7)	(18.7)	(68.1)	(69.8)
Less Intangible Assets	(4.2)	(3.1)	(2.4)	(47.8)	(38.0)
Less Related Tax Effect	0.9	0.6	0.5	10.0	8.0
Tangible Book Value (Non-GAAP) (A)	$ 249.6	$ 207.7	$ 244.4	$ 410.8	$ 491.8
Ending Period Shares Outstanding (B)	**11.2**	**10.7**	**10.6**	**19.4**	**19.5**
Tangible Book Value (Non-GAAP) / Shares Outstanding (A / B)	**$ 22.32**	**$ 19.47**	**$ 23.03**	**$ 21.19**	**$ 25.21**